UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Boston Post Road, Weston, Massachusetts 02493
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (781) 464-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders
On June 12, 2013, Biogen Idec Inc. (the “Company”) held its Annual Meeting of Stockholders. The final voting results for this meeting are as follows:

1.
Stockholders elected twelve nominees to the Board of Directors to serve for a one-year term extending until the 2014 annual meeting of stockholders and their successors are duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alexander J. Denner	200,671,488	577,986	218,852	14,344,114
Caroline D. Dorsa	201,034,820	219,129	214,377	14,344,114
Nancy L. Leaming	201,021,123	228,459	218,744	14,344,114
Richard C. Mulligan	200,014,037	1,235,729	218,560	14,344,114
Robert W. Pangia	199,358,134	1,892,398	217,794	14,344,114
Stelios Papadopoulos	199,727,079	1,515,686	225,561	14,344,114
Brian S. Posner	199,740,106	1,502,446	225,774	14,344,114
Eric K. Rowinsky	199,926,343	1,322,631	219,352	14,344,114
George A. Scangos	200,988,795	257,446	222,085	14,344,114
Lynn Schenk	199,312,537	1,937,372	218,417	14,344,114
Stephen A. Sherwin	179,235,245	22,011,561	221,520	14,344,114
William D. Young	199,620,623	1,584,136	263,567	14,344,114

2.
Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, with the votes cast as follows: 212,343,173 votes for; 3,233,008 votes against; 236,259 abstentions; 0 broker non-votes.

3.	Stockholders approved the advisory vote on executive compensation, with the votes cast as follows: 197,974,068 votes for; 3,027,018 votes against; 466,862 abstentions; 14,344,492 broker non-votes.

4.
Stockholders reapproved the material terms of the performance goals under the Biogen Idec Inc. 2008 Performance-Based Management Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code, with the votes cast as follows:197,033,424 votes for; 4,120,424 votes against; 314,100 abstentions; 14,344,492 broker non-votes.

5.
Stockholders reapproved the material terms of the performance goals under the Biogen Idec Inc. 2008 Omnibus Equity Plan for purposes of Section 162(m) of the Internal Revenue Code, with the votes cast as follows: 196,445,916 votes for; 4,704,986 votes against; 317,046 abstentions; 14,344,492 broker non-votes.

6.
Stockholders did not approve the stockholder proposal regarding adoption of a share retention policy, with the votes cast as follows: 41,204,998 votes for; 159,692,409 votes against; 570,541 abstentions; 14,344,492 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN IDEC INC.

By: /s/ Robert A. Licht
Robert A. Licht
Senior Vice President

Date: June 14, 2013